                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File No. 333-63564) and Form S-8 (File Nos. 33-87882, 33-87776, 33-89382, 333-02340, 333-06303, 333-16963, 333-20853, 333-52603,
333-80861, 333-39462, 333-57670, and 333-63550) of Applix, Inc. of our report dated January 24, 2001 relating to the financial statements, which is included in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
March 29, 2002